Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

Note 6 – Earnings per Share

Basic income (loss) per common share is computed by dividing net income (loss) to common stockholders by the weighted average number of common shares outstanding for the period. Diluted income (loss) per share includes the effect of our outstanding stock options, warrants and shares issuable pursuant to convertible debt, convertible preferred stock and certain stock incentive plans under the treasury stock method, if including such instruments is dilutive.

	Year Ended December 31,
	2011	2010	2009
Net income (loss) to common shareholders
Basic	$(132,969)	$54,304	$(62,206)
Add Effect of:
Preferred dividends	-	2,070	-
Diluted	$(132,969)	$56,374	$(62,206)

Weighted Average Number of Common Shares Outstanding:
Basic	35,957	23,252	18,613
Add Effect of:
Stock compensation grants and warrants	-	380	-
Preferred stock	-	5,254	-
Diluted	35,957	28,886	18,613

For each of the periods presented, shares associated with stock options, warrants, convertible debt, convertible preferred stock and certain stock incentive plans are not included when their inclusion would be antidilutive (i.e., reduce the net loss per share). The common shares potentially issuable arising from these instruments excluded from weighted average diluted shares outstanding consisted of:

	For the Year Ended December 31,
	2011	2010	2009
Options, warrants and stock-based compensation	111	-	273
Convertible debt	11,078	5,691	5,329
Convertible preferred stock	4,229	-	5,714

Common shares potentially issuable	15,418	5,691	11,316